UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2013

Date of Report (Date of earliest event reported)

GREENLITE VENTURES INC.

(Exact name of registrant as specified in its charter)

N/A

(Former name or former address if changed since last report)

NEVADA	000-51773	91-2170874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 201, 810 Peace Portal Drive Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 220-5218

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 22, 2013, Greenlite Ventures Inc. (the “Company”) entered into a purchase and sale agreement (the “Bouncy Ted Agreement”) to acquire the right, title and interest in and to a mobile application called “Bouncy Ted”, and any associated intellectual property or assets (the "Bouncy Ted Application"). The Bouncy Ted Agreement is between the Company, Apptopia Inc. (the “Facilitator”), and Adam Khankhel. Under the terms of the Bouncy Ted Agreement, the Company transmitted $1,020.00 to the Facilitator, of which $800.00 is to be transmitted to the Mr. Khankhel upon completion of the transfer of the Bouncy Ted Application.

On, September 4, 2013, the Company entered into a purchase and sale agreement (the “On Time Studies Agreement”) to acquire the right, title and interest in and to another mobile application called “On Time Studies”, and any associated intellectual property or assets (the "On Time Studies Application"). The On Time Studies Agreement is between the Company, the Facilitator, and Kaspar Pedersen. Under the terms of the On Time Studies Agreement, the Company transmitted $2,300.00 to the Facilitator, of which $2,000.00 is to be transmitted to the Mr. Pederson upon completion of the transfer of the On Time Studies Application.

The Bouncy Ted Application is a children’s game designed with the objective of keeping a bouncing bear named Ted from falling in the water by drawing a series of lines on the screen with each line functioning like a trampoline. The On Time Studies Application is an application designed for students to track their school schedules and homework assignments. The Bouncy Ted Application and On Time Studies Application (the “Applications”) are currently sold on the Apple App Store for Apple devices running the iOS operating system. The Company plans to port the Applications to be sold in the Google Play store for mobile devices running the Android operating system. The Company is awaiting verification of its Apple Developer Account and the Applications will be transferred following the approval of the Company’s Apple Developer Account.

The Applications are part of the Company’s shift from the business of marketing and selling carbon offsets to the business of acquiring, developing and marketing mobile applications. The Applications are the first mobile applications in the Company’s portfolio. The Company has been actively searching for mobile applications to purchase for development and sale. In addition, the Company has been actively looking for mobile developers to develop applications based on concepts that the Company is currently developing. The Company intends to focus on children’s games and social media applications.

The foregoing description of the Bouncy Ted Agreement and On Time Studies Agreement and related documents and transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bouncy Ted Agreement and On Time Studies Agreement attached hereto as Exhibits 10.1 and 10.2, respectively.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective August 29, 2013, the Company terminated its Carbon Offset Marketing Agreement (the “Carbon Offset Marketing Agreement”) with United Nature Inc. (“United Nature”) dated for reference August 14, 2010. The Carbon Offset Marketing Agreement was terminated pursuant to a Settlement Agreement (the “Settlement Agreement”) dated for reference June 21, 2013 between United Nature and the Company. Under the terms of the Settlement Agreement, United Nature paid USD $36,833.00 to the Company and returned 300,000 shares of the Company’s Common Stock for cancellation.

The Company has determined that it would no longer proceed with the marketing and distribution of carbon offsets. The Company made this determination after receiving initial verbal reports from the its marketing consultant Phantasma Media LLC that the offsets that the Company had acquired under the Carbon Offset Marketing Agreement would not be valuable in the current market without incurring significant expenses related to certifying the offsets. Given the costs associated with certification, the uncertainty of profitable sales in the event of certification and United Nature’s desire to terminate the Carbon Offset Marketing Agreement, the Company has decided to change its business to acquiring, developing and selling mobile applications.

The foregoing description of the Settlement Agreement and related documents and transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Settlement Agreement attached as Exhibit 10.3 hereto.

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ITEM 5.02	DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 30, 2013, the Company entered into a management consulting agreement (the “Management Consulting Agreement”) dated August 30, 2013, with Howard Thomson, the Company’s CEO, CFO, President, Secretary, Treasurer and Director.

Under the terms of the Management Consulting Agreement, Mr. Thomson agreed to act as the Company’s CEO, CFO, President, Secretary and Treasurer in consideration of a base consulting fee of $750 per month. In addition to the base consulting fee, the Company issued 5,000,000 shares of common stock to Mr. Thomson (the “Earn-Out Shares). The Earn-Out Shares will be held in the custody of the Company or its designee and released to Mr. Thomson on the basis of 10% of the original number of Earn-Out Shares on each anniversary of the Management Consultant Agreement. Notwithstanding that the shares are held in custody and are not released to Mr. Thomson, all voting and dividend rights in respect of the Earn-Out Shares shall accrue to Mr. Thomson and he shall be entitled to exercise such rights and receive such benefits in respect of the Earn-Out Shares. In the event of termination of the Management Consulting Agreement, any Earn-Out Shares not released, or scheduled to be released within six (6) months shall be returned to the Company for cancellation and Mr. Thomson shall have no further rights in respect of such shares. Mr. Thomson shall execute any stock powers or other documents necessary to give effect to such cancellation and hereby appoints the Company as his attorney for such purposes. The Board of Directors may also grant stock options under any stock option plan adopted by the Company.

The foregoing description of the Management Consulting Agreement and related documents and transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Management Consulting Agreement attached as Exhibit 10.4 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Purchase and Sale Agreement dated August 23, 2013 between the Company, Apptopia Inc. and Adam Khankel.

10.2	Purchase and Sale Agreement dated September 4, 2013 between the Company, Apptopia Inc. and Kaspar Pedersen.

10.3	Settlement Agreement dated for reference June 21, 2013, between the Company and United Nature Inc.

10.4	Management Consulting Agreement dated August 30, 2013 between the Company and Howard Thomson.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLITE VENTURES INC.

Date:	September 5, 2013	By:	/s/ Howard Thomson
HOWARD THOMSON
President and Chief Executive Officer

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